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                                                                    EXHIBIT 32.2

                           CALIPER LIFE SCIENCES, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Caliper Life Sciences, Inc. (the "Company") on Form 10-Q for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
T. Higgins, Executive Vice President and Chief Financial Officer of the Company certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and 18 U.S. C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                           /s/ THOMAS T. HIGGINS
                                           -----------------------------
                                           Thomas T. Higgins
                                           Executive Vice President and
                                           Chief Financial Officer
Date: May 10, 2005

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